000000000261305887076804252017

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	04-25-2017	05-31-2017	261305887		3874852	JF	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: Avalon Holdings Corporation; American Waste Management Services, Inc.; American Landfill Management, Inc.; American Construction Supply, Inc.; Avalon Golf and Country Club, Inc.; Avalon Country Club at Sharon, Inc.; Avalon Lakes Golf, Inc.; TBG, Inc.; Avalon Travel, Inc.; The Havana Cigar Shop, Inc.; American Waste NJ L.L.C.; The Avalon Resort and Spa LLC; Avalon Resorts and Clubs, Inc.; Avalon Resorts, Inc.; and Avalon Clubs, Inc.
One American Way
Warren, OH 44484

Lender: HOME SAVINGS BANK
North East Commercial Lending
275 W Federal Street
Youngstown, OH 44503

Principal Amount: $5,000,000.00 **Date of Agreement: April 25, 2017**

DESCRIPTION OF EXISTING INDEBTEDNESS.

The Loan Documents that are the subject of this Modification include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented), as well as all other documents, instrument, agreements, and certificates executed and delivered in connection with the Loan Documents listed herein:

- Promissory Note, dated December 20, 2016
- Business Loan Agreement (Asset Based), dated December 20, 2016
- Commercial Security Agreement, dated December 20, 2016 .

DESCRIPTION OF COLLATERAL.

First lien position on all business assets of American Waste Management Services, Inc., American Landfill Management, Inc., and American Waste NJ L.L.C.

DESCRIPTION OF CHANGE IN TERMS.

The Loan Documents are modified as follows:

- Increase Committed Loan Amount from $4,000,000 to $5,000,000.
- Extend Maturity Date from May 31, 2017 to May 31, 2019.
- In 2018, the Borrower will have the ability to request a one-year extension of maturity following the Bank's receipt of the fiscal year ending December 31, 2017 audited financial statements of Avalon Holdings Corporation and Subsidiaries. Extension will be at the Bank's option and subject to a fee of $5,000.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

NOTICE: FOR THIS NOTICE "YOU" MEANS THE BORROWER AND "CREDITOR" AND "HIS" MEANS LENDER.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

CHANGE IN TERMS SIGNERS:

AVALON HOLDINGS CORPORATION

By: ______________________________
Bryan P. Saksa, Treasurer of Avalon Holdings Corporation

AMERICAN WASTE MANAGEMENT SERVICES, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of American Waste Management Services, Inc.

AMERICAN LANDFILL MANAGEMENT, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of American Landfill Management, Inc.

AMERICAN CONSTRUCTION SUPPLY, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of American Construction Supply, Inc.

AVALON GOLF AND COUNTRY CLUB, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of Avalon Golf and Country Club, Inc.

AVALON COUNTRY CLUB AT SHARON, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of Avalon Country Club at Sharon, Inc.

AVALON LAKES GOLF, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of Avalon Lakes Golf, Inc.

TBG, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of TBG, Inc.

AVALON TRAVEL, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of Avalon Travel, Inc.

THE HAVANA CIGAR SHOP, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of The Havana Cigar Shop, Inc.

AMERICAN WASTE NJ L.L.C.

By: ______________________________
Bryan P. Saksa, Treasurer of American Waste NJ L.L.C.

THE AVALON RESORT AND SPA LLC

By: ______________________________
Bryan P. Saksa, Treasurer of The Avalon Resort and Spa LLC

AVALON RESORTS AND CLUBS, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of Avalon Resorts and Clubs, Inc.

AVALON RESORTS, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of Avalon Resorts, Inc.

AVALON CLUBS, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of Avalon Clubs, Inc.

LENDER:

HOME SAVINGS BANK

X ______________________________
Authorized Signer